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                                             EXHIBIT (10)(i) 99





                       SECOND AMENDMENT TO
                    FUEL OIL SUPPLY CONTRACT
                             BETWEEN

                  GLOBAL PETROLEUM CORPORATION
                               AND
            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
          CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                               AND
                NIAGARA MOHAWK POWER CORPORATION




                CENTRAL HUDSON CONTRACT NO. 16924

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          This Second Amendment ("Amendment"), effective as of
September 1, 1994 to that Product Supply Contract ("Contract") made and entered into as of September 1, 1992 by and between Central Hudson Gas & Electric Corporation, Consolidated Edison Company of New York, Inc. and Niagara Mohawk Power Corporation (collectively "BUYER") and Global Petroleum Corporation ("SELLER").

                           WITNESSETH:

          WHEREAS the Initial Term of the Contract ends on August
31, 1994; and

          WHEREAS the First Amendment to the Contract, dated as of October 1, 1993, also ends on August 31, 1994; and

          WHEREAS BUYER and SELLER desire to extend the Term to August 31, 1995 in accordance with Section 4.1 of the Contract and to increase the Contract Volume commencing on September 1, 1994 and continuing through the end of this Extended Term.

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein, it is agreed that:

          1. The Term will be extended to included a period commencing on September 1, 1994 and ending on August 31, 1995
("Extended Term").

          2. During the Extended Term, Section 5.1 of the Contract shall be amended to read in its entirety as follows:

"5.1      Contract Volume
          The Contract Volume of Product to be sold and purchased hereunder beginning September 1, 1994 and continuing through August 31, 1995 ("Extended Term") shall be one hundred percent (100%) of BUYER's total Product requirements for such Extended Term for its Roseton Plant. In this regard, during the Extended Term, SELLER will deliver all amounts of the Product requested by BUYER for its Roseton Plant; but SELLER is not obligated to so deliver the Product in excess of the Contract Volume and BUYER will request from SELLER not less than seventy percent (70%) of the Contract Volume. In the event BUYER, from time to time during the Extended Term of this Contract, seeks to purchase Product on the spot market to be used at the Roseton Plant, SELLER shall be entitled to submit a spot bid.

5.1.1 The Parties further agree that during the Extended Term, BUYER shall schedule Product from SELLER with a weighted average sulfur content not to exceed 1.40%.

          3. The definitions in the Contract shall be applicable to this Second Amendment except as may be otherwise set forth or added herein.

          4. All other terms and conditions of the Contract remain in full force and effect during the Extended Term of the Contract as provided therein.


          IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be signed by their duly authorized officers, effective as of September 1, 1994.



                              GLOBAL PETROLEUM CORPORATION


WITNESS AS TO (SELLER):       BY ______________________________
                                          ALFRED SLIFKA
                                 ______________________________

DATE _______________________

                              CENTRAL HUDSON GAS & ELECTRIC
                              CORPORATION FOR ITSELF AND AS
                              AGENT FOR CONSOLIDATED EDISON
                              COMPANY OF NEW YORK, INC., AND
                              NIAGARA MOHAWK POWER CORPORATION


ATTEST AS TO (BUYER):         BY ______________________________
                                         PAUL J. GANCI
____________________________             PRESIDENT AND
         ELLEN AHEARN               CHIEF OPERATING OFFICER
           SECRETARY

DATE  May 20, 1994











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